SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

August 7, 2006

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)          On August 7, 2006, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its second fiscal quarter ended June 30, 2006.

(b)          On August 7, 2006, the Registrant hosted a conference call on the subject of its financial results for its second fiscal quarter ended June 30, 2006, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release of the Registrant dated August 7, 2006.
99.2	Transcript of conference call hosted by the Registrant on August 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin

Name:	John Turitzin
Title:	Executive Vice President
and General Counsel

Date: August 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Registrant dated August 7, 2006.
99.2	Transcript of conference call hosted by the Registrant on August 7, 2006.